UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
GRAHAM HOLDINGS COMPANY
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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ADDITIONAL INFORMATION REGARDING
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY, MAY 7, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Graham Holdings Company (the “Company”), dated March 26, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 7, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 17, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

1300 NORTH 17TH STREET | ARLINGTON, VA 22209 | (703) 345-6300

April 17, 2020

TO OUR SHAREHOLDERS:

We advised in our Notice of 2020 Annual Meeting of Shareholders that the Annual Meeting may be conducted as a virtual meeting. Due to the public health concerns related to the COVID-19 pandemic and to support the health and well-being of our shareholders, employees and community, this confirms that the 2020 Annual Meeting will be conducted solely as a virtual meeting. You will not be able to attend the Annual Meeting in person. The date and time of the meeting will remain the same: Thursday, May 7, 2020 at 8:30 a.m. Eastern Daylight Saving Time.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record of Graham Holdings Company Class A or Class B Common Stock at the close of business on the record date of March 18, 2020 (“Record Date”).

To Vote Your Shares in Advance of the Annual Meeting

Your vote is important. We urge you to vote and submit your proxy in advance of the Annual Meeting using one of the methods described in the proxy materials whether or not you plan to attend the virtual Annual Meeting. You may vote your shares by submitting a proxy at www.investorvote.com in advance of the Annual Meeting, by telephone at 1-800-652-8683, or by completing and mailing your proxy card. This process has not changed from prior years. You may submit questions in advance on the Company's website at ghco.com or by email at investor_relations at ghco.com.

To Attend, Vote and Participate during the Virtual Annual Meeting

The live audio webcast of the Annual Meeting can be accessed by shareholders on the day of the meeting by logging in at www.meetingcenter.io/230246550 using your control number and password. The password for the meeting is GHC2020. The 15-digit control number can be found on your proxy card, voting instruction form or notice you previously received.

To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder”. If you join as a “Shareholder” you will be required to have your control number and the GHC2020 password. If you do not have your control number, you may attend as a “Guest” (non-shareholder) but will not have the option to vote your shares or ask questions at the virtual meeting.

Shareholders of Record

As a shareholder of record you may vote and ask questions during the virtual Annual Meeting by following the instructions available on the meeting website. Go to www.meetingcenter.io/230246550 and follow the prompts, which will ask you to enter your control number on your proxy card and then enter GHC2020 as the password.

Shares Held Through Brokers or Other Intermediaries

If you own shares of Graham Holdings Company Class B Common Stock as of the Record Date in street name through a broker or other intermediary, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Graham Holdings Company shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on or before May 4, 2020. Requests for registration should be directed to Computershare at legalproxy@computershare.com. You will be asked to forward the email from your broker, or attach an image of your legal proxy. You will receive a confirmation email from Computershare of your registration.

401(K) Plan Participants

If you are a participant in one of the Company’s 401(k) plans with Graham Holdings Company Class B Common Stock allocated to your account (the Savings Plan for Graham Holdings Company, the Kaplan, Inc. Tax Deferred Savings Plan for Salaried Employees and the Kaplan, Inc. Tax Deferred Savings Plan for Hourly Employees (each, a “Plan”)), you are eligible to listen in and submit questions at the Annual Meeting. You may access the meeting in the same manner as shareholders of record. Because plan participants may submit voting instructions only through the plan trustee, Vanguard Fiduciary Trust Company (“Plan Trustee”), you can direct the Plan Trustee how to vote shares allocated to your account(s) only through the proxy voting direction card, electronically or through the Internet or by telephone. To allow time to process the voting instructions, you must direct the Plan Trustee on how you wish to vote your Plan shares on or before May 4, 2020.

Asking Questions

If you are a shareholder of record, a Plan participant, or hold in street name through a broker or other intermediary who has registered in advance, you may submit questions during the Annual Meeting.

Attending the Annual Meeting as a Guest

If you attend the Annual Meeting as a Guest, you will not have the ability to ask questions or vote during the meeting.

Shareholder List

A list of shareholders entitled to vote at the meeting will be available during the virtual Annual Meeting for inspection by shareholders for any legally valid purpose related to the Annual Meeting at www.meetingcenter.io/230246550.

Please note that the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Sincerely yours,
DONALD E. GRAHAM
Chairman

The 2020 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2019, are available at www.ghco.com.

Press Release

Graham Holdings Company to Webcast Annual Meeting of Shareholders

ARLINGTON, VA. -April 17, 2020- Graham Holdings Company (NYSE:GHC) announced today that in light of the COVID-19 pandemic, the Company will hold its 2020 Annual Meeting of Shareholders via webcast rather than an in-person meeting. The meeting will be held on May 7, 2020 at 8:30 a.m. (EDT).

Shareholders of record on March 18, 2020 can access the live webcast of the Annual Meeting on the day of the meeting by logging in at www.meetingcenter.io/230246550 using their control number and the password “GHC2020”. The 15-digit control number is located on the proxy card, voting instruction form or notice previously received. Shareholders may also vote by one of the means described in the proxy materials distributed on March 26, 2020.

Shareholders who hold shares through a brokerage firm, bank or other entity will provide their voting instructions to these firms and must register in advance to participate in the Annual Meeting no later than May 4, 2020. To register, shareholders must submit proof of proxy power (legal proxy) reflecting ownership of Graham Holdings Company stock along with their name and email address to Computershare. Proof of legal proxy may be submitted either by forwarding an email from their broker or by attaching an image of the legal proxy. Requests for registration should be directed to Computershare at legalproxy@computershare.com, labeled as “Legal Proxy” and must be received no later than 5:00 p.m. (EDT) on or before May 4, 2020. A registration confirmation email from Computershare will be sent to shareholders.

Participants in one of the Company’s 401(k) plans with Graham Holdings Company Class B Common Stock allocated to their account(s) (the Savings Plan for Graham Holdings Company, the Kaplan, Inc. Tax Deferred Savings Plan for Salaried Employees and the Kaplan, Inc. Tax Deferred Savings Plan for Hourly Employees) will continue to provide their voting directions to the plan trustee no later than 5:00 p.m. (EDT) on May 4, 2020.

Shareholders and plan participants may submit questions in advance of the Annual Meeting via the Company’s website at www.ghco.com or during the webcast at www.meetingcenter.io/230246550.

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Contact: Pinkie Mayfield
(703) 345-6450
Pinkie.Mayfield@ghco.com